UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 22, 2026

MARTEN TRANSPORT, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
COMMON STOCK, PAR VALUE $.01 PER SHARE	MRTN	THE NASDAQ STOCK MARKET LLC (NASDAQ GLOBAL SELECT MARKET)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On October 22, 2026, the company issued a press release announcing financial results for the quarter ended September 30, 2026. Attached hereto as Exhibit 99.1 is a copy of the company’s press release dated October 22, 2026 announcing the company’s financial results for this period.

The press release also includes a discussion of operating revenue, net of fuel surcharge revenue; and operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharge revenue. The company provided these additional disclosures because management believes removing these items provide a more consistent basis for comparing results of operations from period to period. These financial measures in the press release have not been determined in accordance with generally accepted accounting principles (“GAAP”). Pursuant to Regulation G, the company has included a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. For the discussion of operating revenue, net of fuel surcharge revenue; and operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharge revenue, the most directly comparable GAAP financial measures are operating revenue, and operating expenses divided by operating revenue, which are reconciled in the attached Exhibit 99.1.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 – Regulation FD

Item 7.01.     Regulation FD Disclosure.

Representatives of the company make presentations at investor conferences and in other forums, and these presentations may include the information contained in Exhibit 99.2 attached to this current report on Form 8-K. A copy of the presentation slides containing such information that may be disclosed by the company is attached as Exhibit 99.2 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The company expects to disclose the information contained in Exhibit 99.2, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2026.

The company is furnishing the information contained in Exhibit 99.2 pursuant to Regulation FD and Item 7.01 of Form 8-K. The information in Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of the company’s SEC filings and other public announcements that the company may make, by press release or otherwise, from time to time. The company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.2, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this current report on Form 8-K and furnishing this information, the company makes no admission as to the materiality of any information contained in this report, including Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 22, 2026 (included herewith).
99.2	Investor presentation slides used by Marten Transport, Ltd. (included herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: October 22, 2026	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and
Chief Financial Officer

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